UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 23, 2009

Li3 Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-127703	20-3061907
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Av. Pardo y Aliaga 699 Of. 802
San Isidro, Lima, Peru
 (Address of principal executive offices)  (Zip Code)

+ (51) 1-212-1880
(Registrant’s telephone number, including area code)

_____________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a press release issued by Li3 Energy, Inc.. (the “Company”) on November 23, 2009.

On November 23, 2009, the Company announced that it has changed its name to Li3 Energy, Inc. and has obtained a new trading symbol which is now “LIEG”.  The Company also announced a 15.625 to 1 forward stock split and the appointment of Mr. Luis Saenz as the Company’s Chief Executive Officer and director effective as of October 19, 2009.

Also attached hereto as Exhibit 99.2 is a press release issued by the Company on November 30, 2009. On November 30, 2009, the Company announced it has signed a letter of intent to acquire Puna Lithium Corporation.

Item 9.01.	Financial Statements and Exhibits

 (d)           Exhibits:

99.1	Press Release dated November 23, 2009
99.2	Press Release dated November 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Li3 Energy, Inc.

Date: November 30, 2009	By:	/s/ Luis Saenz
Luis Saenz, Chief Executive Officer